Prospectus
February 1, 2021
Destra Flaherty & Crumrine Preferred and Income Fund
Class	Ticker Symbol
Class A	DPIAX
Class C	DPICX
Class I	DPIIX
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Page
Section 1 Fund Summary	1
Destra Flaherty & Crumrine Preferred and Income Fund	1
Investment Objective	1
Fees and Expenses of the Fund	1
Portfolio Turnover	2
Principal Investment Strategies	2
Principal Risks	3
Fund Performance	6
Management	7
Purchase and Sale of Fund Shares	8
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	8
Section 2 Additional Information about the Fund	8
Additional Information about the Investment Policies and Strategies	8
Additional Information about the Risks	11
Additional Information about Fees and Expenses	16
Fund Management	17
Section 3 Shareholder Information	18
Valuation of Shares	18
Share Classes	19
Distribution, Servicing and Administrative Fees	21
Purchases	22
Exchanges	26
Waiver of Sales Charges	26
Redemptions	26
Section 4 General Information	28
Distributions	28
Taxes	28
Payments to Financial Intermediaries	29
Availability of Portfolio Holdings Information	30
Frequent Trading	31
Shareholder Communications	33
Fund Service Providers	33
Section 5 Financial Highlights	34
Appendix A Disclosure with Respect to Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management, Raymond James and Baird	A-1
i

Section 1   Fund Summary
Destra Flaherty & Crumrine Preferred and Income Fund
Investment Objective
The investment objective of Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”) is to seek total return, with an emphasis on high current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other mutual funds advised by Destra Capital Advisors LLC (“Destra” or the “Adviser”). Investors purchasing Class I shares “as Clean shares” may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page 18 of this Prospectus, in the appendix to this Prospectus and in “Purchases” on page 22 of the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee on shares held for 90 days or less (as a percentage of amount redeemed)	None	None	None
Exchange Fees	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses	1.42%	2.17%	1.17%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class A or Class C Shares and $100,000 in Class I Shares of the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Redeemed				Not Redeemed
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$588	$879	$1,191	$2,075	$588	$879	$1,191	$2,075
Class C	$320	$679	$1,164	$2,503	$220	$679	$1,164	$2,503
Class I	$1,192	$3,716	$6,437	$14,204	$1,192	$3,716	$6,437	$14,204
This example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of preferred and income-producing securities, including traditional preferred stock, trust preferred securities, hybrid securities that have characteristics of both equity and debt securities, convertible securities, contingent capital securities (“CoCos”), subordinated debt, senior debt and securities of other open-end, closed-end, or exchange-traded funds (“ETFs”) that invest primarily in the same types of securities.
The Fund may also invest up to 15% of its net assets in the common stock of small, mid and large capitalization issuers as well as in real estate investment trusts (“REITs”). The portions of the Fund’s assets invested in various types of preferred stock, debt or equity may vary from time to time depending on market conditions. In addition, under normal market conditions, the Fund invests more than 25% of its total assets in companies principally engaged in financial services. The Fund may also invest in the securities of non-U.S. companies, including the securities of issuers operating in emerging markets.
The Fund will principally invest in (i) investment-grade quality securities or (ii) below investment-grade quality preferred or subordinated securities of companies with investment-grade senior debt outstanding, in either case determined at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” However, some of the Fund’s total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Preferred and debt securities of below investment-grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in preferred and debt securities of below investment grade-quality, an investment in the Fund should be considered speculative. The maturities of preferred and debt securities in which the Fund will invest generally will be longer-term (perpetual, in the case of some preferred securities, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term securities. As of December 31, 2019, the Fund had significant investments in financial services companies.
The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund. Different risks may be more significant at different times depending on market conditions.
Active Management Risk:   The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s Sub-Adviser (as defined below) to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Sub-Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.
Concentration Risk:   The Fund intends to invest 25% or more of its total assets in securities of financial services companies. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting financial services companies. For more information, see “Financial Services Companies Risk”.
Contingent Capital Securities Risk.   CoCos are a form of hybrid, income-producing debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. These triggers are generally linked to regulatory capital thresholds or other regulatory actions. CoCos may provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high-yield securities (a.k.a. “junk” bonds) and, to the extent a CoCo held by the Fund undergoes a write down, the Fund may lose some or all of its original investment in the CoCo. Performance of a CoCo issuer may, in general, be correlated with the performance of other CoCo issuers. As a result, negative information regarding one CoCo issuer may cause a decline in value of other CoCo issuers. Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer — even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate securities may take more time. As a result, any perceived decline in creditworthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.
Convertible Securities Risk:   Convertible securities are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock convertibles). The market value of a convertible security often performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
Credit Risk:   Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.
Currency Risk:   Since a portion of the Fund’s assets may be invested in securities denominated in non-U.S. currencies, changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities.

Cybersecurity Risk:   As the use of internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Additionally, third-party service providers may have limited indemnification obligations to the Fund or the Adviser. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
Financial Services Companies Risk:   The Fund invests in financial services companies, which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. These companies are especially subject to the adverse effects of economic recession; currency exchange rates; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.
Foreign Custody Risk:   The Fund may hold foreign securities with foreign banks, agents and securities depositories appointed by the Fund’s custodian (each, a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
General Fund Investing Risks:   The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
High Yield Securities Risk:   High yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

Income Risk:   The income earned from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called preferred or debt securities, at market interest rates that are below the portfolio’s current earnings rate.
Interest Rate Risk:   If interest rates rise — in particular, if long-term interest rates rise — the prices of fixed-rate securities held by the Fund will fall.
Investment Companies Risk:   The Fund may satisfy its principal strategy of investing 80% in preferred and income-producing securities by investing in securities of other open-end or closed-end investment companies, including ETFs, that invest primarily in securities of the types in which the Fund may invest directly. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited. Certain ETFs or closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Liquidity Risk:   This Fund, like all open-end funds, is limited to investing up to 15% of its net assets in illiquid investments. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. Less liquid investments that the Fund may want to invest in may be difficult or impossible to purchase. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet any potentially large redemption requests by fund shareholders.
LIBOR Risk:   Many financial instruments may be tied to the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”) to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR and other Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates, reduced values of Reference Rate-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute, resulting in prolonged adverse market conditions for the Fund. Furthermore, any additional regulatory or market changes that occur as a result of the transition away from the Reference Rates may have an adverse impact on the Fund’s investments, performance or financial condition.
Market Risk:   Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, the spread of infectious illness (including epidemics and pandemics) or other public health issues, changes in interest rates and perceived trends in securities prices. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Overall securities values could decline generally or could underperform other investments.
Non-U.S. Investment Risk:   The Fund invests its assets in income producing and preferred non-U.S. instruments. Thus, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. Non-U.S. markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-U.S. markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a non-U.S. country. In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the euro. Additionally, in June 2016, the United Kingdom (“UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began a transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. On January 1, 2021, the UK left the EU Single Market and Customs Union, as well as all EU policies and international agreements. On December 24, 2020, the UK and EU agreed to a trade deal with no tariffs or quotas on products, regulatory and customs cooperation mechanisms as well as provisions ensuring a level playing field for open and fair competition. The UK and EU plan to put in place a regulatory dialogue on financial systems based on a separate memorandum of understanding by March 2021. Since the referendum, there have been periods of significant volatility in the global stock markets and currency exchange rates, as well as challenging market conditions in the UK. At this time, the impact that the trade deal and any future agreements on services, particularly financial services, will have on the Fund cannot be predicted, and it is possible that the new terms may adversely affect the Fund.
Preferred Security Risk:   Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled.
Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at destracapital.com or by calling 844-9DESTRA (933-7872). Performance information in the bar chart and table below for the time period prior to October 1, 2016 is that of Destra Flaherty & Crumrine Preferred and Income Fund, a series of Destra Investment Trust II (the “Predecessor Fund”). The Fund is a successor to the Predecessor Fund pursuant to a reorganization that took place as of September 30, 2016. The Predecessor Fund was managed by the Adviser and had the same investment objective and investment strategy.
The bar chart below shows the Fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges; if these charges were reflected, the returns would be less than those shown.

The Fund’s highest and lowest quarterly returns were 11.25% and –15.04%, respectively, for the quarters ended June 30, 2020 and March 31, 2020.
The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated to those of a broad-based market index that seeks to track the performance of the preferred securities market.
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employer-sponsored retirement plans. If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund’s other return figures.
Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced. The returns that follow reflect sales charges.
	Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Years	Since Inception (April 12, 2011)
Class A (return before taxes)	0.77%	5.66%	6.66%
Class A (return after taxes on distributions)	(0.37)%	4.42%	5.39%
Class A (return after taxes on distributions and sale of Fund shares)	1.07%	4.22%	5.02%
Class C (return before taxes)(1)	3.78%	5.84%	6.57%
Class I (return before taxes)	5.82%	6.90%	7.50%
ICE BofA Merrill Lynch 8% Constrained Core West Preferred & Jr. Subordinated Securities Index (reflects no deduction for fees, expenses or taxes)(3)	7.82%	6.94%	—(2)

(1)
The inception date of Class C shares is November 1, 2011.

(2)
The inception date of the ICE BofA Merrill Lynch 8% Constrained Core West Preferred & Jr. Subordinated Securities Index is April 4, 2012. Therefore, returns are not available for this time period because the index was not yet in existence.

(3)
ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million.

Management
Investment Adviser Destra Capital Advisors LLC (“Destra” or the “Adviser”)
Investment Sub-Adviser Flaherty & Crumrine Incorporated (“Flaherty & Crumrine” or the “Sub-Adviser”)
Portfolio Managers
Flaherty & Crumrine Incorporated
R. Eric Chadwick, Portfolio Manager and President	Since 2011
Bradford S. Stone, Portfolio Manager, Executive Vice President and CFO	Since 2011
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms. The minimum investment for Class A shares and Class C shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. The maximum purchase in Class C shares is $500,000 for any single purchase. The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares. The minimum investment for Class I shares is $100,000 for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day. Accounts offered through certain intermediary institutions may meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
Section 2   Additional Information about the Fund
To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment and risk management strategies. However, this Prospectus does not describe all of the Fund’s investment practices. For additional information on these matters, please see the Statement of Additional Information, which is available by calling 844-9DESTRA (933-7872), writing to Destra Funds at UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212 or visiting Destra Capital Advisors LLC at destracapital.com/strategies/literature under “Destra Flaherty & Crumrine Preferred and Income Fund.”
Additional Information about the Investment Policies and Strategies
The investment objective of the Fund is to seek total return, with an emphasis on high current income. The Fund’s investment objective may not be changed without shareholder approval. The Fund’s investment policies may be changed by the Board of Trustees (the “Board”) of the Fund without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.
Principal Investment Strategies
80% Policy:   The Fund has policies that require it to invest, in normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in preferred and income-producing securities. Shareholders will be notified of any changes to this policy at least 60 days in advance of the change and this Prospectus will be supplemented.
Preferred Securities:   Preferred securities share many investment characteristics with both bonds and common stock; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in equity-income funds or both equity funds and bond funds. Similar to bonds, preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, like common stock, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt, and the company can skip or defer dividend or interest payments for extended periods of time without triggering an event of default. Further, different types of preferred securities can be junior or senior to other types of preferred securities in both priority of payment of dividends or interest and/or the liquidation of a company’s assets.
Preferred securities can be structured differently for retail and institutional investors, and the Fund may purchase either structure. The retail segment is typified by $25 par securities that are listed on the New York Stock Exchange and which trade and are quoted with accreted dividend or interest income included in the price. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade over-the-counter and are quoted on a “clean” price, i.e., without accrued dividend or interest income included in the price.
While preferred securities can be issued with a final maturity date, others (including most traditional preferred stock) are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable, and many preferred securities are non-cumulative, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities.
Debt Securities:   The Fund may invest in a variety of debt securities, including corporate senior or subordinated debt securities and U.S. government securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.
Non-U.S. Investments:   The Fund may invest in income-producing or preferred U.S. dollar-denominated American Depositary Receipts (ADRs), U.S. dollar-denominated non-U.S. stocks traded on U.S. exchanges and U.S. dollar-denominated and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States. ADRs are receipts issued by a bank or trust company to evidence ownership of the underlying securities issued by non-U.S. companies.
Convertible Securities:   The Fund may invest in convertible securities, which have investment characteristics of both bonds and common stocks. Convertible securities are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.
Contingent Capital Securities:   Some hybrid and debt securities include “loss absorption” provisions that make the securities more like equity. These securities are generally referred to as contingent capital securities or “CoCos.” In one type of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be written down to below original principal amount (even to zero) under certain circumstances. Such securities may, but are not required to, provide for circumstances under which liquidation value may be adjusted back up, such as an improvement in capitalization and/or earnings. Another type of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. An automatic write-down or conversion event can be triggered by a reduction in the capital level of the issuer, by regulatory actions or by other factors.
Investment Companies:   The Fund may satisfy its principal strategy of investing 80% in preferred and income-producing securities by investing in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Fund may invest directly. The Fund may invest in the securities of ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission. An ETF is a fund that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. Securities of other investment companies may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.
Non-Principal Investment Strategies
In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also engage in the following investments/strategies:
•
Borrowing:   The Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.

•
Hedging:   The Fund may use futures, interest rate swaps, total return swaps, credit default swaps, options and other derivative instruments and may short certain securities to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of their investments to more closely approximate those of the markets in which they invest), to manage cash flows or to preserve capital.

•
Illiquid/Restricted Investments:   The Fund may not invest more than 15% of its net assets in illiquid investments, which may be difficult to value properly and may involve greater risks than liquid investments. An illiquid investment is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include those legally restricted as to resale (such as those issued in private placements), commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(a)(2) and Rule 144A securities may be treated as liquid investments if the Fund determines that such treatment is warranted. Even if determined to be liquid, holdings of these investments may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Destra Investment Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to the Liquidity Rule. The Liquidity Rule could affect the Fund’s performance and its ability to achieve its investment objective.
•
Repurchase Agreements, Purchase and Sale Contracts:   The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

•
Rights:   The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

•
Securities Lending:   The Fund may lend securities with a value up to 33 1∕3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral.

•
Short-Term Securities:   The Fund will normally invest a portion of its assets in short-term debt securities, money market securities, including repurchase agreements, or cash. The Fund invests in such securities or cash when Fund management is unable to find enough attractive long-term investments to reduce exposure to stocks when Fund management believes it is advisable to do so or to meet redemptions. Except during temporary defensive periods, such investments will not exceed 20% of the Fund’s assets. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective.
•
Temporary Defensive Policy, Cash Equivalents and Short-Term Investments:   Under normal conditions, the Fund invests substantially all of its assets with the goal of attaining its investment objective. The remainder of the Fund’s assets may be held as cash or invested in short-term securities or cash equivalents. The percentage of the Fund invested in such holdings varies and depends heavily on current market conditions, among other factors. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the Statement of Additional Information.

Additional Information about the Risks
Risk is inherent in any investment. Investing in a mutual fund — even the most conservative — involves a number of risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Global turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect a broad range of issuers, which could have an adverse effect on the Fund. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund. Because of these and other risks, you should consider an investment in the Fund to be a long-term investment.
Borrowing Risk:   Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Concentration Risk:   The Fund invests, under normal market conditions, more than 25% of its total assets in companies principally engaged in financial services. For purposes of the concentration policy, a company is “principally engaged” in financial services if it derives at least 50% of its revenue from providing financial services. Financial companies include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.
U.S. and foreign laws and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank’s failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt and preferred securities, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, such as imposing resolution authority, conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company’s cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends.
Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company’s failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders’ equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

Governmental fiscal and monetary policies and general economic and political conditions can affect the availability and cost of funds to financial services companies, loan demand and asset quality and thereby impact the earnings and financial condition of financial services companies. In addition, the enactment of new legislation and regulation, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of participants in the financial services sector. Downturns in a national, regional or local economy or in the general business cycle or depressed conditions in an industry, for example, may adversely affect the quality or volume of a bank’s loan portfolio or an insurance company’s investment portfolio, particularly if the portfolio is concentrated in the affected region, industry or market sector. From time to time, general economic conditions have adversely affected financial institutions’ energy, agricultural, commercial and/or residential real estate, less-developed country, venture capital, technology, telecommunications, and highly leveraged loan portfolios.
Contingent Capital Securities Risk:   Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities typically issued by non-U.S. financial institutions with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under certain circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities.
Convertible Securities Risk:   The Fund has no predetermined limit on the extent to which it may invest in convertible securities, although the Fund does not currently intend for convertible securities to be a primary focus of its investment program. A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are typically senior in rank to common stock in an issuer’s capital structure and, therefore, generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gains on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.
Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege. This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege. This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the “investment value,” represents the security’s theoretical price support level. “Conversion value” is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege. Conversion value fluctuates directly with the price of the underlying equity security, usually common stock. If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. Accordingly, the conversion value of a convertible security is subject to market risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances. If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered. In its selection of convertible securities for the Fund, the Sub-Adviser will not emphasize either investment value or conversion value, but will consider both in light of the Fund’s investment objectives. The Fund may convert a convertible security that it holds:
•
when necessary to permit orderly disposition of the investment when a convertible security approaches maturity or has been called for redemption;

•
to facilitate a sale of the position;

•
if the dividend rate on the underlying common stock increases above the yield on the convertible security; or

•
whenever the Sub-Adviser believes it is otherwise in the best interests of the Fund.

Convertible securities are generally non-investment grade, that is, not rated within the four highest categories by certain ratings agencies. To the extent that such convertible securities and other nonconvertible debt securities, which are acquired by the Fund consistent with the factors considered by the Sub-Adviser as described in this Prospectus, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.
Credit Risk:   Credit risk is the risk that an issuer of a debt security will be unable or unwilling to make interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Credit risk may be heightened for the Fund because it may invest in “high yield,” “high risk” or “junk” securities; such securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.
Currency Risk:   The value of non-U.S. assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in non-U.S. currency rates and exchange control regulations, application of non-U.S. tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading. Non-U.S. currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Costs are incurred in connection with conversions between currencies.
Derivatives Risk:   A derivative refers to any financial investment whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. There is often greater, risk involved when investing in derivatives than the risk associated with investing directly in the underlying securities or index. These risks include, but are not limited to, market risk, credit risk, leverage risk, management risk and liquidity risk. Adverse movements in the price or value of the underlying asset, index or rate can lead to significant losses, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. In addition, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. Derivatives can be highly complex and their use within a management strategy can require specialized skills. Especially when investing in derivatives, there can be no assurance that a given strategy will work as planned or provide the return expected. The success of the portfolio managers’ derivatives strategy will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Because of their complex nature, derivatives may lose liquidity in a volatile market, raising the possibility that the Fund will not be able to sell them at a sufficient price or in a timely manner. Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost.
Expense Risk:   Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
Non-U.S. Investments Risk:   Investments in non-U.S. issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because non-U.S. issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such non-U.S. issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in/or rising government debt levels of several European countries. These events may spread to other countries in Europe, including countries that do not use the euro. Additionally, in June 2016, the United Kingdom (“UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began a transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. On January 1, 2021, the UK left the EU Single Market and Customs Union, as well as all EU policies and international agreements. On December 24, 2020, the UK and EU agreed to a trade deal with no tariffs or quotas on products, regulatory and customs cooperation mechanisms as well as provisions ensuring a level playing field for open and fair competition. The UK and EU plan to put in place a regulatory dialogue on financial systems based on a separate memorandum of understanding by March 2021. Since the referendum, there have been periods of significant volatility in the global stock markets and currency exchange rates, as well as challenging market conditions in the UK. At this time, the impact that the trade deal and any future agreements on services, particularly financial services, will have on the Fund cannot be predicted, and it is possible that the new terms may adversely affect the Fund.
Income Risk:   The income earned from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called preferred or debt securities, at market interest rates that are below the portfolio’s current earnings rate.
Inflation Risk:   It is possible that the value of assets or income from investments in the Funds will be less in the future as inflation decreases the value of money.
Interest Rate Risk:   Because the Fund invests in fixed-income securities, the Fund is subject to interest rate risk. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk. Duration measures a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates.
Investment Risk:   When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.
Liquidity Risk:   Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid investments, which is limited to 15% of its net assets, may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions. For more information, see “Illiquid/Restricted Investments”.
Market Risk:   The market values of securities owned by the Fund may decline, at times sharply and unpredictably. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, the spread of infectious illness (including epidemics and pandemics) or other public health issues, changes in interest rates and perceived trends in securities prices. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Under normal conditions, markets generally move in cycles over time, with periods of rising prices followed by periods of declining prices. These fluctuations could be a sustained trend or a drastic movement and the value of your investment may reflect these fluctuations.
A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has spread internationally. The outbreak has resulted in closing borders and quarantines, enhanced health screenings, cancellations, disrupted supply chains and customer activity, and has produced general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect national and global economies, individual companies and the market in general in a manner that cannot be foreseen at the present time. Health crises caused by the recent outbreak may heighten other pre-existing political, social and economic risks in a country or region. In the event of a pandemic or an outbreak, there can be no assurance that the Fund and its service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. The full impacts of a pandemic or disease outbreak are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.
Non-Investment-Grade Securities Risk:   Non-investment-grade securities are not rated within the four highest categories by certain ratings agencies. To the extent that such securities, which are acquired by the Fund consistent with the factors considered by the Adviser as described in this Prospectus, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.
Preferred Security Risk:   Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments. In addition, preferred securities may be substantially less liquid than many other securities, such as U.S. government securities or common stock.
Generally, preferred security holders have no voting rights with respect to the issuing company. In some cases, preferred security holders may have voting rights if preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of preferred securities issued by trusts or other special purpose entities, holders generally have no voting rights, except (a) if the issuer fails to pay dividends for a specified period of time or (b) if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.
In certain circumstances, an issuer of preferred securities may redeem the securities prior to their stated maturity date. While preferred securities are often initially issued with restrictions on their redemption during the first 5-10 years, after that the issuer typically has the right to redeem the security at par value.

For certain types of preferred securities, a redemption may be triggered even earlier by a change in federal income tax or securities laws or by a change in the capital treatment the issuer receives from its regulator or rating agencies. A redemption by the issuer may negatively impact the return of the security held by the Fund.
Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (in the case of “noncumulative” preferred securities) or defer (in the case of “cumulative” preferred securities) distributions. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report such distributions as income for tax purposes even though it is not receiving the cash associated with such distributions.
From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the sub-adviser believes that doing so would be consistent with the Fund’s investment objectives and policies. Because the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.
Repurchase Agreements, Purchase and Sale Contracts Risks:   If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Rights Risk:   The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed and, accordingly, the Fund may not always realize full value on the sale of rights.
Securities Lending Risk:   Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.
Securities Selection Risk:   Securities selected by the Sub-Adviser for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.
Additional Information about Fees and Expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the section entitled “Fund Summary” in this Prospectus.
•
“Shareholder Fees” are fees paid directly from your investment and may include sales loads and redemption fees, if applicable.

•
“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, sub-accounting and other shareholder services. You do not pay these fees directly but, as the example in the section entitled “Fund Summary” in this Prospectus shows, these costs are borne indirectly by all shareholders.

•
The “Management Fees” are the investment advisory fee rate paid by the Fund to Destra. Refer to the section entitled “Fund Management” in this Prospectus for additional information with further description in the Statement of Additional Information.

•
“Distribution and Service (12b-1) Fees” include a shareholder servicing fee and/or distribution fee of up to 0.25% for Class A and Class C shares and a distribution fee of up to 0.75% for Class C shares. Because 12b-1 fees are charged as an ongoing fee, over time the fee will reduce the return on your investment and may cost you more than paying other types of sales charges.

•
A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the section entitled “Redemptions” in this Prospectus.

•
“Other Expenses” may include administrative fees charged by intermediaries who have entered into agreements with the Fund or its service providers for the provision of administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund. “Other Expenses” may also include short sale dividend expenses. These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While short sale dividend expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions.

•
Destra has contractually agreed to cap expenses so that the “Total Annual Fund Operating Expenses” of the Fund (excluding brokerage commissions and other trading expenses, taxes, interest, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business)), do not exceed 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets attributable to Class A shares, Class C shares and Class I shares, respectively. This arrangement will continue in effect until January 28, 2031, may be terminated or modified prior to that date only with the approval of the Board and will automatically continue in effect for successive twelve-month periods thereafter.

Fund Management
The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser. Destra, located at 444 West Lake Street, Suite 1700, Chicago, Illinois 60606, is a wholly owned subsidiary of Destra Capital Management LLC. Destra was organized in 2008 to provide investment management, advisory, administrative and asset management consulting services.
The Fund pays to Destra a monthly fee in an annual amount equal to 0.75% of the Fund’s daily net assets. Destra furnishes offices, necessary facilities and equipment; provides administrative services to the Fund; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and members of the Board who are its affiliates. For the fiscal year ended September 30, 2020, the Fund paid Destra aggregate advisory fees equal to 0.75% of the Fund’s net assets.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Adviser and sub-advisory agreement with the Sub-Adviser is available in the Fund’s semi-annual report to shareholders for the fiscal period ended March 31, 2020.
Destra is also responsible for developing the Fund’s investment program and recommending sub-advisers to the Fund’s Board. In addition, Destra oversees the Sub-Adviser and reviews the Sub-Adviser’s performance.
Destra has retained Flaherty & Crumrine to serve as the Fund’s investment sub-adviser. For its services as sub-adviser, Destra pays to Flaherty & Crumrine a fee equal to 50% of the advisory fee paid to Destra for its services to the Fund. Flaherty & Crumrine, located at 301 East Colorado Blvd., Suite 800, Pasadena, CA 91101, has specialized in the management of preferred securities portfolios since 1983 and has managed U.S.-registered closed-end funds since 1991, including Flaherty & Crumrine Preferred Income Fund (NYSE: PFD), Flaherty & Crumrine Preferred Income Opportunity Fund (NYSE: PFO), Flaherty & Crumrine Preferred Securities Income Fund (NYSE: FFC), Flaherty & Crumrine Total Return Fund (NYSE: FLC) and Flaherty & Crumrine Dynamic Preferred and Income Fund (NYSE: DFP). For the fiscal year ended September 30, 2020, Destra paid Flaherty & Crumrine aggregated sub-advisory fees equal to 0.375% of the Fund’s net assets.
R. Eric Chadwick and Bradford S. Stone serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.
•
Mr. Chadwick has managed preferred securities at Flaherty & Crumrine since 1998.

Mr. Chadwick has the primary responsibility of implementing investment strategies and also acts as one of the firm’s traders. Mr. Chadwick also serves as the Director and President of Flaherty & Crumrine’s closed-end funds. He earned his B.S. in Economics from the University of Kansas and his M.B.A. from the UCLA Anderson School of Management.
•
Mr. Stone joined Flaherty & Crumrine in May 2003 after a 20-year career on Wall Street. Since 2006, he has been a member of the firm’s portfolio management team and is responsible for macroeconomic and quantitative research and analysis. In addition, he directs the credit research group. He also serves as the Chief Financial Officer of Flaherty & Crumrine’s closed-end funds. Mr. Stone earned his A.B. in Economics from Dartmouth College and his M.B.A. from the Wharton Graduate School of Business.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the Statement of Additional Information.
Section 3   Shareholder Information
Valuation of Shares
The price of the Fund’s shares is based on its net asset value (“NAV”) per share. NAV is calculated for each class of the Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for that class. The result, rounded to the nearest cent, is the NAV per share. NAV is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. However, NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares. All valuations are subject to review by the Fund’s Board or its delegate.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. For Class A shares, the public offering price includes any applicable initial sales charge. For Class A shares and Class C shares, the price you pay to sell shares is also the NAV; however, for Class C shares, a contingent deferred sales charge may be taken out of the proceeds. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.
The Board has adopted procedures for valuing investments and has delegated to UMB Fund Services, Inc., the Fund’s administrator, under supervision by Destra, the daily valuation of such investments.
In certain situations, Destra, with input from the Sub-Adviser, may use the fair value of a security or loan if such security or a loan is not priced by a pricing service, if the pricing service’s price is deemed unreliable or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect NAV. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because non-U.S. loans and securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed. Destra expects to use fair value pricing primarily when a security is not priced by a pricing service or a pricing service’s price is deemed unreliable.
Due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last price determined by the pricing service or the last bid or ask price in the market. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Frequent Trading” section of this Prospectus. While funds that invest in non-U.S. securities may be at a greater risk for arbitrage activity, such activity may also arise in funds that do not invest in non-U.S. securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security is different from the security’s perceived market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund’s fair value pricing and frequent trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
Other portfolio instruments held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
Share Classes
The Fund offers three classes of shares, each representing an interest in the same portfolio but with differing sales charges, fees, eligibility requirements and other features. It is important to consult with your financial intermediary representative for additional information on which classes of shares, if any, are an appropriate investment choice. Certain financial intermediaries may not offer all funds or all classes of shares. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares. The Fund is only available to U.S. citizens or residents.
If your financial intermediary offers more than one class of shares, you should carefully consider which class (or classes) of shares is appropriate for your investment objectives and needs. Different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge or contingent deferred sales charge waivers or discounts that are applicable to each financial intermediary. Certain classes have higher expenses than others, which may lower the return on your investment. For further details, please see the Statement of Additional Information.
Class A Shares
Class A shares are generally offered through certain financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, self-directed brokerage accounts and retirement platforms. Class A shares may be offered with a reduced or waived initial sales charge under certain circumstances. For more information, please refer to the section entitled “Qualifying for a Reduction or Waiver of Class A Shares Sales Charge” in this Prospectus. Additionally, different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge or contingent deferred sales charge waivers or discounts that are applicable to each financial intermediary. Class A shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, and/or other, shareholder services to their clients. In addition, Class A shares allow for payment to financial intermediaries for providing administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts or other shareholder services provided on behalf of their clients.
The Class A shares sales charges are as follows:
Initial sales charge on purchases	Up to 4.50%*
• Reduction for purchases of $100,000 or more
• Waived for purchases of $1 million or more

Deferred sales charge (“CDSC”)	None
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	Up to 0.25% annual distribution and/or shareholder servicing fee

*
May be waived under certain circumstances.

Class C Shares
Class C shares will generally be offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms. Class C shares allow for the payment of up to 0.75% of net assets to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. Class C shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.
The Class C shares sales charges are as follows:
Initial sales charge on purchases	None
Deferred sales charge (“CDSC”)	1.00% on shares redeemed within 12 months of purchase*
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee); higher annual operating expenses than Class A shares because of higher 12b-1 fee

*
May be waived under certain circumstances.

Class I Shares
Class I shares are available only to investors listed below. The following investors may purchase Class I shares, in addition to other investors, if approved by Destra:
•
investors purchasing $100,000 or greater of Class I shares;

•
qualified retirement plans that are clients of third-party administrators that have entered into agreements with Destra and offer institutional share class pricing (no sales charge or 12b-1 fee);

•
bank trust departments and trust companies that have entered into agreements with Destra and offer institutional share class pricing to their clients (if another retirement plan of the sponsor is eligible to purchase Class I shares);

•
college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”);

•
other Destra investment products;

•
investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Destra;

•
clients of a financial representative who are charged a fee for consulting or similar services; and

•
corporations, endowments and foundations that have entered into an arrangement with Destra.

Certain intermediaries that have entered into an agreement with Destra Capital Investments LLC (“Destra Capital Investments”), the Fund’s distributor, may use Class I shares on their platforms without regard to the stated minimums. Trust companies or bank trust departments that purchased Class I shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for Class I shares of other Destra funds. Class I shares allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts or other shareholder services provided on behalf of their clients. Class I shares may also be available on brokerage platforms of firms that have agreements with the Fund to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Class I shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Distribution, Servicing and Administrative Fees
Distribution and Shareholder Servicing Plans
In accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund has adopted shareholder servicing plans for Class A shares and Class C shares (the “Class A Plan” and “Class C Plan,” respectively, or collectively the “Plans”). Under the Plans, the Fund may pay Destra Capital Investments, the Fund’s distributor, a fee for the sale and distribution and/or shareholder servicing of Class A shares and Class C shares based on average daily net assets of each, up to the following annual rates:
Class	Maximum Annual 12b-1 Fee for the Fund
Class A shares	0.25%
Class C shares	1.00%*

*
Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of the Plans, the Fund is authorized to make payments to Destra Capital Investments for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.
Such financial intermediaries may from time to time be required to meet certain criteria in order to be eligible to receive 12b-1 fees. Typically, under the adopted Class C Plan, Destra Capital Investments retains all fees paid for the first 12 months pursuant to the Plan on any investment in Class C shares in order to recoup prior expenses incurred with respect to the payment of a 1% commission on sales of Class C shares to the financial intermediary. Accordingly, financial intermediaries will become eligible for monthly compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares. However, certain financial intermediaries may elect not to receive the initial 1% commission, in which case Destra Capital Investments will pay the monthly 12b-1 fees to such financial intermediary beginning the first month following the purchase of Class C shares as such fees accrue. The Class C shares for which a financial intermediary elects not to receive the initial 1% commission will not be subject to a CDSC. Destra Capital Investments is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
For Class A shares, Class C shares and Class I shares, pursuant to an agreement with the Fund or its service providers, certain intermediaries may charge administrative fees for certain services such as recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing which may be subject to such administrative fees includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, as well as those processed on a manual basis. Because the form and amount charged vary by intermediary, the amount of the administrative fees borne by the class is an average of all fees charged by applicable intermediaries. The Fund may pay a financial intermediary increased fees if a financial intermediary converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs.
Purchases
Generally, purchases of Class A shares and Class C shares may only be made through institutional channels such as financial intermediaries and retirement accounts. Generally, purchases of Class I shares may only be made through financial intermediaries and by certain investors. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of shares. The Fund has only authorized certain financial intermediaries to receive purchase orders on the Fund’s behalf. As discussed further in the section entitled “Payments to Financial Intermediaries,” Destra and its affiliates, pursuant to agreements with certain intermediaries, may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Fund. When considering Fund recommendations made by these intermediaries, you should consider such arrangements.
Because the Fund is not intended for frequent trading, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. In addition to your full name and date of birth, you will be required to provide your Social Security number and permanent street address to assist in verifying your identity. Some financial intermediaries may also require that you provide other documents that help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases or even close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary if you need assistance when completing your application or would like to receive additional information regarding the USA PATRIOT Act or the intermediary’s Anti-Money Laundering Program.
Minimum and Maximum Investment Requirements
There is a $2,500 minimum investment requirement per Fund account for the purchase of Class A shares and Class C shares; however, certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum. Investors in a defined contribution plan through a third-party administrator should refer to their plan document or contact their plan administrator for additional information. Accounts that are a part of certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.
There is a $100,000 minimum investment requirement for institutional investors purchasing Class I shares. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers and employees of Destra and its affiliates, as well as trustees and officers of the Fund, may purchase Class I shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Destra representative at 844-9DESTRA (933-7872). There may be exceptions to these minimums for certain tax-deferred, tax-qualified and retirement plans and accounts held through wrap programs. For additional information, contact your intermediary, plan sponsor or administrator or a Destra representative.

If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account. The Fund reserves the right to make such a request annually; however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption upon closure of your account.
There is a $500,000 maximum on any single purchase of Class C shares. For investors who wish to purchase more than $500,000 worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.
The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
Periodic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary to debit the amount of your investment from your bank account on a day or days you specify. Contact your financial intermediary or a Destra representative, if applicable, for details. Not all financial intermediaries offer this plan.
Initial Sales Charge
Class A Shares
The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below. The proceeds of any applicable sales charge are allocated between Destra Capital Investments and your financial intermediary. The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.25%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and above	None	None	None

(1)
Offering Price includes the initial sales charge.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances. For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or in certain other Destra funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above. The circumstances under which you may combine such ownership of shares and purchases are described below. If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary. Different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge or contingent deferred sales charge waivers or discounts that are applicable to each financial intermediary.
Class A shares may be offered without an initial sales charge under any of the following conditions:
•
purchases of $1 million or more;

•
purchases (a) for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases, (b) by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Destra Capital Investments, or (c) for certain employee benefits or retirement plans, other than employee benefits or retirement plans that purchase Class A shares through brokerage relationships in which sales charges are customarily imposed;

•
purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases;

•
purchases by investors maintaining a self-directed brokerage account with a registered broker-dealer that has entered into an agreement with Destra Capital Investments to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

•
purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases;

•
registered representatives and other employees of financial intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares; or

•
purchases by (i) directors, officers and employees of Destra and its affiliates, (ii) trustees and officers of the Fund, and (iii) directors and officers of any sub-adviser to a Destra Fund, including retired persons who formerly held such positions and immediate family members of such purchasers. (Immediate family members are defined as spouses, domestic partners, parents and children.)

To receive a reduced or waived front-end sales charge, you must let your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. These other accounts may include the accounts described in the section entitled “Aggregating Accounts.” It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents or your financial intermediary may not retain this information.
Right of Accumulation.   You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s NAV (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount. Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra funds then held by you, or held in accounts identified in the section entitled “Aggregating Accounts.” In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent.   You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $100,000 or more of Class A shares (including Class A shares in other series of the Destra funds) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the letter. In order to apply purchases toward the intended amount, you must refer to such letter when placing all orders.
When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any applicable sales charge. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts.   In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse, domestic partner and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single-participant retirement accounts. To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com and by following the appropriate hyperlinks to the specific information.
Commission on Class C Shares
Destra Capital Investments may pay to your financial intermediary a commission rate of 1.00% of the NAV of the Class C shares purchased. Service providers to qualified plans will not be eligible to receive this commission if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.
Conversion of Class C Shares to Class A Shares
Effective May 1, 2019, investors whose accounts are held at the Fund’s transfer agent are eligible to hold Class C shares of the Fund only until the month of the 10-year anniversary of the purchase date. In the month of the 10-year anniversary of the purchase date, the Fund will convert such an investor’s Class C shares into Class A shares. This conversion will not be subject to any sales charge, fee, or other charge, and will be based on the relative net asset values of the two classes in question. The Internal Revenue Service currently takes the position that such conversions are not taxable. Should its position change, the conversion feature may be suspended. If this were to happen, you would have the option of instructing the Fund to continue to convert your Class C shares of the Fund to Class A shares of the Fund at the anniversary date described above. This conversion would also be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.
Investors holding Class C shares of the Fund through a financial intermediary in “street name” may be subject to different eligibility requirements regarding the holding of Class C shares of the Fund. In this regard, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the conversion of Class C shares into Class A shares. In these cases, Class C shares of the Fund may be converted to Class A shares under the policies of the financial intermediary and the conversion may be structured as an exchange of Class C shares for Class A shares of the Fund. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares. To the extent a financial intermediary’s policies provide for no such conversion, or for a conversion schedule that extends beyond the month of the 10-year anniversary of the purchase date, investors holding Class C shares through such financial intermediary may be disadvantaged relative to investors holding Class C shares either at the Fund’s transfer agent or through another financial intermediary. Because Class C shares pay higher ongoing asset-based distribution and shareholder servicing fees than Class A shares, financial intermediaries may have a conflict of interest in establishing their relevant conversion schedules and eligibility requirements.
Exchanges
Contact your financial intermediary (the Fund’s transfer agent at 844-9DESTRA (933-7872) for Class I shares) or consult your plan documents for information on exchanging into other funds in the Destra family of funds. As with any investment, be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts). Exchanges are subject to the following conditions:
•
You may generally exchange shares of the Fund for shares of the same class of any other fund in the Destra family of funds offered through your financial intermediary or qualified plan.

•
You must meet the minimum investment amount for the Fund.

•
The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

•
The exchange privilege is not intended as a vehicle for short-term or frequent trading. The Fund may suspend or terminate your exchange privilege if you make more than one round-trip in the Fund in a 30-day period and may bar future purchases in the Fund or other Destra funds. The Fund will work with intermediaries to apply the Fund’s exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

•
Under limited circumstances, exchanges between certain classes of shares of the same Fund may be permitted. Such exchanges may be subject to a CDSC, a redemption fee or other fees, at the discretion of the Fund. Any such exchanges and any CDSC, redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with Destra Capital Investments.

Waiver of Sales Charges
The sales charge will be waived on any Class A shares received through an exchange of Class A shares of another fund of the Destra family of funds. Class A shares or Class C shares received through an exchange of Class A shares or Class C shares, respectively, of another fund of the Destra family of funds will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class C shares will continue to be measured on the shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to the section entitled “Redemptions.” Unlike Class A shares, Class C shares do not have any front-end sales charges; however, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.
Redemptions
Generally, redemptions may only be effected through financial intermediaries, retirement platforms and certain institutional investors, as applicable and as described above. It is possible that your financial intermediary charges a processing or service fee in connection with the redemption of shares. Contact your financial intermediary or refer to the appropriate plan documents for details.

Shares of the Fund are redeemable on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class C shares, will normally be sent seven calendar days following receipt of the redemption order.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem your shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account. The Fund reserves the right to make such a request annually; however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption upon closure of your account.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.
Periodic Withdrawal Plan
You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC for Class C shares may be waived through financial intermediaries that have entered into an applicable agreement with Destra Capital Investments. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the NAV of the account. Certain other terms and conditions, including minimum amounts, may apply. Contact your financial intermediary, or a Destra representative for Class I shares, for details. Not all financial intermediaries offer this plan.
Class C Shares CDSC
A 1.00% CDSC will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of Class C shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class C shares. Among others, these include:
•
The death or disability of an account owner and to honor a qualified domestic relationships order (“QDRO”);

•
Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Destra Capital Investments to waive CDSCs for such accounts;

•
Retirement accounts taking required minimum distributions;

•
The redemption of Class C shares acquired through reinvestment of Fund dividends or distributions;

•
The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class C shares during the period during which the CDSC applied;

•
If the Fund chooses to liquidate or involuntarily redeem shares in your account; or

•
If a financial intermediary elects not to receive the initial 1% commission and is receiving 12b-1 fees beginning on the first month following the purchase of Class C shares as such fees accrue, where an agreement is in place between the financial intermediary and Destra.

To keep the CDSC as low as possible, Class C shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Class A Shares Reinstatement Privilege
After you have redeemed Class A shares, you have a onetime right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge).
Section 4   General Information
Distributions
In order to avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.
Distribution Schedule
Dividends from net investment income are normally declared and distributed monthly and distributions of capital gains are normally declared and distributed in December but, if necessary, dividends from net investment income may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect the Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and net capital gains that have not yet been distributed are included in the Fund’s daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
Taxes
As with any investment, you should consider the tax consequences of investing in the Fund. Any tax liabilities generated by your transactions are your responsibility and not the Fund’s or the intermediaries’. The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.
Non-U.S. Income Tax Considerations
Investment income that the Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.
Taxes and Tax Reporting
The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Fund holds its assets). Dividends from the Fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold. It does not depend on how long you have owned your Fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.
Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Fund’s transfer agent will send you the statement on the Fund’s behalf. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.
Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.
Please consult the Statement of Additional Information and your tax advisor for more information about taxes.
Buying or Selling Shares Close to a Record Date
Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.
Foreign Tax Credit
A regulated investment company more than 50% of the value of whose assets consists of stock or securities in foreign corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.
Payments to Financial Intermediaries
From its own assets, Destra or its affiliates may pay selected brokerage firms or other financial intermediaries that sell shares of the Destra funds for distribution, marketing, promotional or related services. Such payments may be based on gross sales, assets under management or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Destra, may be substantial and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares.

Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time.
In addition, for all shares, Destra Capital Investments or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing other marketing or distribution-related services. Destra Capital Investments or an affiliate may also pay fees, from their own assets, for recordkeeping, sub-accounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Destra funds. These fees are in addition to any fees that may be paid by the Destra funds for these types of services or other services.
Destra or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based and transaction-based payments. These payments are intended to promote the sales of Destra funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings and training efforts about the Destra funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services and maintain the necessary infrastructure to make the Destra funds available to their customers.
The receipt of (or prospect of receiving) sales-, asset- and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Destra funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Destra funds’ shares over sales of another of Destra funds’ share class. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Destra funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Destra funds in various ways within such financial intermediary’s organization.
The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Destra fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.
Availability of Portfolio Holdings Information
The Disclosure of Portfolio Holdings Policies and Procedures adopted by Destra and all mutual funds managed within the Destra fund complex are designed to be in the best interests of the Fund’s shareholders and to protect the confidentiality of the Fund’s portfolio holdings. The following describes policies and procedures with respect to the disclosure of portfolio holdings.
•
Full Holdings:   The Fund generally makes available full portfolio holdings or issuer information on the Fund’s website monthly with an approximately 30-day lag. The Fund files its portfolio holdings with the SEC and the holdings are publicly made available twice each fiscal year on Form N-CSR (with respect to each annual period and semi-annual period) and twice each fiscal year on

Form N-PORT (with respect to the first and third fiscal quarters of the Fund’s fiscal year). These reports (i) are or will be available on the SEC’s website at www.sec.gov; and (ii) are or will be available without charge, upon request, by calling a Destra representative at 844-9DESTRA (933-7872).
•
Top 10 Holdings:   The Fund’s top 10 portfolio holdings or issuer information is available quarterly with a minimum lag time of 10 calendar days via the Fund page on www.destracapital.com.

•
Other Information:   The Fund provides other portfolio information (including percentages and other portfolio data and portfolio statistics) quarterly with a minimum lag time of 10 calendar days via the Fund page on www.destracapital.com.

Additional information regarding the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
Frequent Trading
Frequent Trading Policies and Procedures
The Board has adopted policies and procedures with respect to short-term and frequent trading of Fund shares (“frequent trading”). The Fund is intended exclusively for long-term investment and will take reasonable steps to attempt to detect and deter short-term and frequent trading. Transactions placed in violation of the Fund’s exchange limits or frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. In enforcing these policies and procedures, the trading history of accounts determined to be under common ownership or control within any of the Destra funds may be considered. As described below, however, the Fund may not be able to identify all instances of frequent trading or completely eliminate the possibility of frequent trading. In particular, it may be difficult to identify frequent trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of frequent trading in the accounts impractical without the assistance of the intermediary.
Among other safeguards, the Fund attempts to deter frequent trading through the following methods:
•
exchange limitations as described in the section entitled “Exchanges”;

•
trade monitoring; and

•
fair valuation of securities as described in the section entitled “Valuation of Shares.”

Generally, a purchase and redemption of shares from the Fund within 30 days (a “round-trip”) may result in enforcement of the Fund’s frequent trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.
The Fund constantly monitors for patterns of shareholder frequent trading. Any investor who makes more than one round trip in the Fund over a 90-day period may be subject to suspension or termination of such investor’s exchange privileges. The Fund may also bar future purchases into the Fund and other Destra funds by such investor. The Fund’s frequent trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Destra funds by a Destra “fund of funds,” which is a fund that primarily invests in other Destra mutual funds.
The Board may approve from time to time a redemption fee to be imposed by any Destra fund, subject to 60 days’ notice to shareholders of the Fund.
Omnibus transactions placed through a financial intermediary for numerous investors may cause such investors to be treated as a group for purposes of the Fund’s frequent trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts. Because certain intermediaries transmit purchase, exchange and redemption orders to the Fund as a net aggregation of numerous investor orders, the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.
In an attempt to detect and deter frequent trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to: requiring that trades be placed by U.S. mail; prohibiting future purchases by investors who have recently redeemed Fund shares; requiring intermediaries to report information about customers who purchase and redeem large amounts; and other similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries. Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise frequent trading concerns and normally do not require application of the Fund’s methods to detect and deter frequent trading.
The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund’s portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Fund’s policies and procedures regarding frequent trading may be modified at any time by the Board. For more information about the Fund’s Frequent Trading Policy and its enforcement, see “Frequent Trading” in the Statement of Additional Information.
Frequent Trading Risks
Frequent trading may present risks to the Fund’s long-term shareholders and investment objectives. Frequent trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders.
Funds that invest in non-U.S. securities may be at a greater risk for frequent trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a non-U.S. market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds that do not invest in non-U.S. securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.
Although the Fund takes steps to detect and deter frequent trading pursuant to the policies and procedures described in this Prospectus and approved by the Board, there is no assurance that these policies and procedures will be effective in limiting frequent trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of frequent trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund’s identification of frequent trading transactions in the Fund through an omnibus account difficult and makes the elimination of frequent trading in the account impractical without the assistance of the intermediary.

Although the Fund encourages intermediaries to take necessary actions to detect and deter frequent trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of frequent trading. Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to frequent trading in the Fund.
Shareholder Communications
Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Destra, if you hold shares directly with the Fund) to obtain these reports. The Fund’s fiscal year ends on September 30.
Fund Service Providers
The custodian of the assets of the Fund is UMB Bank N.A., 1010 Grand Boulevard, Kansas City, MO 64106. UMB Fund Services, Inc. provides certain accounting, transfer agency, shareholder services and dividend paying agent services to the Fund. UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212, also performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 5   Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On August 16, 2018, Cohen & Company, Ltd. was selected to replace Grant Thornton LLP as the Trust’s independent registered public accounting firm. The information for the fiscal years ended September 30, 2020, 2019 and 2018 has been derived from financial statements audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, is included in the Fund’s annual report on Form N-CSR, filed with the SEC on December 9, 2020, which is available upon request. The information for the years ended September 30, 2017 and 2016 has been derived from financial statements audited by Grant Thornton LLP, the Trust’s former independent registered public accounting firm.
FINANCIAL HIGHLIGHTS
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED
Destra Flaherty & Crumrine Preferred and Income Fund
											Ratios to average net assets
Year ending September 30,	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Redemption fees	Net asset value, end of period	Total return(2)	Gross expenses	Net expenses(3)	Net investment income(3)	Net assets, end of period (in thousands)	Portfolio turnover rate
Class I
2020	$18.41	$0.82	$(0.44)	$0.38	$(0.81)	$(0.11)	$(0.92)	$—	$17.87	2.22%	1.17%	1.17%	4.61%	$217,420	19%
2019	17.73	0.84	0.86	1.70	(0.86)	(0.16)	(1.02)	—	18.41	10.13	1.22	1.22	4.75	194,583	18
2018	18.68	0.83	(0.83)	0.00	(0.85)	(0.10)	(0.95)	—	17.73	0.02	1.18	1.18	4.59	158,002	7
2017	18.14	0.82	0.53	1.35	(0.81)	—	(0.81)	—	18.68	7.70	1.25	1.25	4.48	194,525	18
2016	17.00	0.83	1.03	1.86	(0.73)	—	(0.73)	0.01	18.14	11.24	1.19	1.19	4.75	129,427	13
Class A
2020	18.48	0.77	(0.43)	0.34	(0.77)	(0.11)	(0.88)	—	17.94	1.96	1.42	1.42	4.34	34,444	19
2019	17.79	0.80	0.87	1.67	(0.82)	(0.16)	(0.98)	—	18.48	9.88	1.47	1.47	4.51	34,088	18
2018	18.75	0.79	(0.85)	(0.06)	(0.80)	(0.10)	(0.90)	—	17.79	(0.29)	1.43	1.43	4.29	31,021	7
2017	18.20	0.77	0.55	1.32	(0.77)	—	(0.77)	—	18.75	7.46	1.50	1.50	4.24	67,639	18
2016	17.07	0.78	1.03	1.81	(0.68)	—	(0.68)	—	18.20	10.84	1.46	1.46	4.46	78,613	13

Destra Flaherty & Crumrine Preferred and Income Fund
											Ratios to average net assets
Year ending September 30,	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Redemption fees	Net asset value, end of period	Total return(2)	Gross expenses	Net expenses(3)	Net investment income(3)	Net assets, end of period (in thousands)	Portfolio turnover rate
Class C
2020	18.56	0.65	(0.45)	0.20	(0.63)	(0.11)	(0.74)	—	18.02	1.20	2.17	2.17	3.60	29,634	19
2019	17.87	0.67	0.87	1.54	(0.69)	(0.16)	(0.85)	—	18.56	9.02	2.22	2.22	3.76	29,065	18
2018	18.83	0.66	(0.85)	(0.19)	(0.67)	(0.10)	(0.77)	—	17.87	(1.02)	2.17	2.17	3.60	29,932	7
2017	18.28	0.64	0.54	1.18	(0.63)	—	(0.63)	—	18.83	6.64	2.25	2.25	3.51	32,764	18
2016	17.14	0.65	1.04	1.69	(0.55)	—	(0.55)	—	18.28	10.03	2.20	2.20	3.69	29,023	13

(1)
Based on average shares outstanding during the period.

(2)
Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions during the period and does not include payment of the maximum sales charge. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

(3)
The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios.

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Destra and Destra Capital Investments. The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the policies and operation of the Fund included in this Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s most recent Statement of Additional Information, annual and semi-annual reports and certain other information are available free of charge by calling Destra at 844-9DESTRA (933-7872), on the Fund’s website at destracapital.com/literature or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at https://www.sec.gov. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov.
The Fund is a series of Destra Investment Trust, whose Investment Company Act file number is 811-22417.

Appendix A
Disclosure with Respect to Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•
Shares purchased through a Morgan Stanley self-directed brokerage account.

•
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

Shares purchased from the proceeds of redemptions from the mutual funds that are advised by Destra Capital Advisors LLC, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Disclosure with Respect to Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.

•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend family).

•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class C shares available at Raymond James
•
Death or disability of the shareholder.

•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•
Return of excess contributions from an IRA Account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1∕2 as described in the fund’s prospectus.

•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Disclosure with Respect to Robert W. Baird & Co. (“Baird”):
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.

•
Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird.

•
Shares purchased using the proceeds of redemptions from a Destra Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their share converted at net asset value to Class A Shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class C Shares Available at Baird
•
Shares sold due to death or disability of the shareholder.

•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•
Shares bought due to returns of excess contributions from an IRA Account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus.

•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

•
Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
•
Breakpoints as described in this prospectus.

•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Destra assets held by accounts within the purchaser’s household at Baird. Eligible Destra assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Destra funds through Baird, over a 13-month period of time.